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                           CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
The Spectranetics Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                             KPMG PEAT MARWICK LLP


Denver, Colorado
June 24, 1996